SCHEDULE 14A
                                (Rule 14a-101)

                   INFORMATION REQUIRED IN PROXY STATEMENT

                          SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF
1934

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Filed by a Party other than the Registrant [ ]

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[ ] Preliminary Proxy Statement            [ ] Confidential For Use of
                                                the Commission Only (as
[X] Definitive Proxy Statement                  Permitted by Rule 14a-6(e)(2)
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                         THE INTERGROUP CORPORATION
               ----------------------------------------------
              (Name of Registrant as Specified In Its Charter)

    ----------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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                          THE INTERGROUP CORPORATION
                               820 MORAGA DRIVE
                          LOS ANGELES, CALIFORNIA 90049
                                (310) 889-2500
                              ___________________

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON JANUARY 30, 2002

To the Shareholders of The InterGroup Corporation:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of The InterGroup Corporation ("InterGroup" or the "Company") will be held in the Luxe Summit Hotel Bel-Air, 11461 Sunset Boulevard, Los Angeles, California 90049 on January 30, 2002 at 2:30 P.M. for the following purposes:

    (1) to elect two Class B Directors to serve until the 2004 Annual Meeting and until their successors shall have been duly elected and qualified;

    (2) to ratify the retention of PricewaterhouseCoopers LLP as independent accountants for the Company for the fiscal year ending June 30, 2002; and

    (3) to transact such other business as may properly come before the meeting, or any adjournment or adjournments thereof.

     The Board of Directors has fixed the close of business on December 19, 2001 as the record date for determining the shareholders having the right to vote at the meeting or any adjournments thereof.

     Your proxy is important whether you own a few or many shares. Please complete, sign, date and promptly return the enclosed proxy in the self-addressed, postage-paid envelope provided. Return the proxy even if you plan to attend the meeting. You may always revoke your proxy and vote in person.

Dated: December 21, 2001

                                          By Order of the Board of Directors,

                                      /s/ Gary N. Jacobs

                                          Gary N. Jacobs
                                          Secretary

                          THE INTERGROUP CORPORATION
                              820 MORAGA DRIVE
                         LOS ANGELES, CALIFORNIA 90049
                                (310) 889-2500

                                 ---------------
                                 PROXY STATEMENT
                                 ---------------

                        ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD JANUARY 30, 2002

The Board of Directors of The InterGroup Corporation ("InterGroup" or the "Company") is soliciting proxies in the form enclosed with this statement in connection with the Annual Meeting of Shareholders to be held on January 30, 2002 or at any adjournments thereof. Only shareholders of record at the close of business on December 19, 2001 are entitled to notice of, and to vote at, the Annual Meeting.

Each shareholder is entitled to cast, in person or by proxy, one vote for each share held of record at the close of business on December 19, 2001. As of December 19, 2001 there were outstanding 1,886,232 shares of common stock, par value $.01 per share (the "Common Stock"), the only outstanding voting security of the Company. Of the total 1,886,232 shares outstanding, a majority, or 943,117 voting shares will constitute a quorum for the transaction of business at the meeting. The affirmative vote of the holders of the majority of the shares of the Common Stock present and represented at the meeting and entitled to vote is required to elect directors and ratify the selection of the Company's independent accountants.

The proxies named in the accompanying Form of Proxy will vote the shares represented thereby if the proxy appears to be valid on its face, and where specification is indicated as provided in such proxy, the shares represented will be voted in accordance with such specification. If no specification is made, the shares represented by the proxies will be voted (1) to elect two Board nominees for Class B Directors for a three-year term expiring at the 2004 Annual Meeting of Shareholders; and (2) for the ratification of the retention of PricewaterhouseCoopers LLP as the Company's independent public accountants for the fiscal year ending June 30, 2002.

If you give us a proxy, you can revoke it at any time before it is used. To revoke it, you may file a written notice revoking it with the Secretary of the Company, execute a proxy with a later date or attend the meeting and vote in person.

This Proxy Statement and the accompanying Form of Proxy are first being sent to shareholders on or about January 2, 2002. In addition to mailing this material to shareholders, the Company has asked banks and brokers to forward copies to persons for whom they hold stock of the Company and to request authority for the execution of proxies. The Company will reimburse banks and brokers for their reasonable out-of-pocket expenses in doing so. Officers of the Company may, without being additionally compensated, solicit proxies by mail, telephone, telegram or personal contact. All proxy soliciting expenses will be paid by the Company. The Company does not expect to employ anyone else to assist in the solicitation of proxies.

                                 PROPOSAL I
                        Election of Class B Directors

The Company's Certificate of Incorporation provides that the Board of Directors shall consist of not more than nine nor less than five members.
The exact number of Directors, presently six, is fixed by the Board prior to each year's Annual Meeting of Shareholders. The Board is divided into three staggered classes, each class having not less than one nor more than three members. Each Director is elected to serve for a three-year term, and until the election and qualification of his or her successor. When vacancies on the Board occur, due to resignation or otherwise, the Directors then in office may continue to exercise the powers of the Directors and a majority of such directors may select a new Director to fill the vacancy. Any Director may resign at any time. Any Director may be removed by the vote of, or written consent of, the holders of a majority of the shares of Common Stock outstanding at a special meeting called for the purpose of removal or to ratify the recommendation of a majority of the Directors that such Director be removed.

The term of the Class B Directors expires at the Annual Meeting. The Board proposes Gary N. Jacobs and William J. Nance as Class B Directors to serve until the 2004 Annual Meeting and until the election and qualification of their successors. The Board of Directors has been informed that the nominees have consented to being named as nominees and are willing to serve as Directors if elected. However, if any nominee should be unable, or declines to serve, it is intended that the proxies will be voted for such other person as the proxies shall, in their discretion, designate. Unless otherwise directed in the accompanying Proxy, the person's name therein will vote FOR the election of this nominee. Election requires the affirmative vote of a majority of the shares represented and voted at the annual meeting.


                  DIRECTORS AND EXECUTIVE OFFICERS

The following table sets forth certain information with respect to the Directors and Executive Officers of the Company:


                         Position with
    Name                  the Company         Age      Term to Expire
------------------     ------------------     ---     -----------------
Class A Directors:

John V. Winfield      Chairman of the Board;   55      2003 Annual Meeting
(1)(4)(6)(7)(8)       President and Chief
                      Executive Officer
Josef A.
Grunwald (2)(7)       Director                 53      2003 Annual Meeting

Class B Directors:

Gary N. Jacobs
(1)(2)(6)(7)(8)(9)    Secretary; Director      56     2001 Annual Meeting

William J. Nance (1)
(2)(3)(4)(6)(7)(8)(9) Treasurer; Director      57     2001 Annual Meeting

Class C Directors:

Mildred Bond
Roxborough (5)        Director                 74     2002 Annual Meeting

John C. Love          Director                 61     2002 Annual Meeting
(3)(4)(5)(9)

Other Executive
Officers:

Gregory C. McPherson  Executive Vice           43      N/A
                      President;
                      Assistant Treasurer

Michael G. Zybala     Vice President           49      N/A
                      Operations;
                      Assistant Secretary

David C. Gonzalez     Vice President           34      N/A
                      Real Estate
-----------------------

(1)  Member of the Executive Committee
(2)  Member of the Administrative and Compensation Committee
(3)  Member of the Audit and Finance Committee
(4)  Member of the Real Estate Investment Committee
(5)  Member of the Nominating Committee
(6)  Member of the Securities Investment Committee
(7)  Member of the Special Strategic Options Committee
(8) Member of the Stock Option Administrative Committee (Non-employee Director Plan)
(9) Member of the Stock option Administrative Committee (Key Officer, Employee Plan)


Business Experience:

The principal occupation and business experience during the last five years for each of the Directors and Executive Officers of the Company are as follows:

John V. Winfield -- Mr. Winfield was first appointed to the Board in
1982. He currently serves as the Company's Chairman of the Board, President and Chief Executive Officer, having first been appointed as such in 1987. Mr. Winfield also serves as President, Chairman and Chief Executive Officer of Santa Fe Financial Corporation ("Santa Fe") and Portsmouth Square, Inc. ("Portsmouth") and Chairman of the Board of Healthy Planet Products, Inc. ("Healthy Planet"), and Etz Lavud, Ltd., all public companies.

Josef A. Grunwald -- Mr. Grunwald is an industrial, commercial and residential real estate developer. He serves as Chairman of PDG N.V. (Belgium), a hotel management company, and President of I.B.E. Services S.A. (Belgium), an international trading company. Mr. Grunwald was first elected to the Board in 1987. Mr. Grunwald is also a Director of Portsmouth and Etz Lavud, Ltd.

William J. Nance -- Mr. Nance is a Certified Public Accountant and private consultant to the real estate and banking industries. He also serves as President of Century Plaza Printer, Inc. Mr. Nance was first elected to the Board in 1984. He was appointed Treasurer in 1987 and has held that position since that time. Mr. Nance is also a Director of Santa Fe, Portsmouth and Healthy Planet.

Mildred Bond Roxborough -- Ms. Roxborough was Director of Development and Special Programs of the National Association for the Advancement of Colored People (NAACP) from 1986 to 1997. She also served as Vice Chairman of the Board of Directors of America's Charities Federation, Chairman of its Membership and Personnel Committees and member of its Long Range Planning Committee; and Member of the Board of Directors of Morningside Health and Retirement Service, Member of Personnel Committee of Morningside Heights Housing Corporation. Since 1997 Ms. Roxborough has served as a consultant to the NAACP. Ms. Roxborough was first appointed to the Company's Board in 1984 and served as Vice Chairman from 1987 through 1994.

Gary N. Jacobs -- Mr. Jacobs was appointed to the Board and as Secretary in 1998. Mr. Jacobs is Executive Vice President and General Counsel of MGM MIRAGE (NYSE: MGG) and Of Counsel to the law firm of Christensen, Miller, Fink, Jacobs, Glaser, Weil & Shapiro, LLP. Through May 31, 2000 he was a partner of said firm and the head of the corporate department. Mr. Jacobs graduated summa cum laude from Brandeis University and from Yale Law School, where he was Order of the Coif. He is a member of the Board of Overseers of Brandeis University's Graduate School of International Economics and Finance.

John C. Love -- Dr. Love was appointed to the Board in 1998. He is an independent consultant to the hospitality and tourism industries and was formerly a general partner in the national CPA and consulting firm of Pannell Kerr Forster. He is Chairman Emeritus of the Board of Trustees of Golden Gate University in San Francisco. Dr. Love is also a Director of Santa Fe and Portsmouth.

Gregory C. McPherson -- Mr. McPherson joined the Company in 1993.
Prior to joining the Company, Mr. McPherson was a private financial and strategic advisor, served as Vice President in the Investment Banking and Corporate Finance Department of Kemper Securities Group, Inc., was with Prudential Bache Capital Funding in their Mergers and Acquisitions and Financial Restructuring Group and was a manager at the public accounting firm of PricewaterhouseCoopers LLP. Mr. McPherson received an M.B.A. from the Harvard Business School and is a Certified Public Accountant. Effective March 23, 2000, Mr. McPherson was named as Interim President of Healthy Planet. He also serves as a special consultant to Portsmouth and serves as an officer or consultant to other non-public InterGroup investments.

Michael G. Zybala -- Mr. Zybala was appointed Vice President Operations and Assistant Secretary of the Company on January 27, 1999. Mr. Zybala is an attorney at law and has served as a special legal consultant to the Company. Mr. Zybala is also the Vice President, Secretary and Treasurer of Santa Fe and Portsmouth and has served as their General Counsel since 1995. Mr. Zybala has provided legal services to Santa Fe and Portsmouth since 1978. Mr. Zybala is also a Director of Healthy Planet and has served as its Secretary since August 1998.

David C. Gonzalez -- Mr. Gonzalez was appointed Vice President Real Estate of the Company on January 31, 2001. Over the past 12 years, Mr. Gonzalez has served in numerous capacities with the Company, including Controller and Director of Real Estate.



Family Relationships and Involvement in Certain Legal Proceedings: There are no family relationships among directors, executive officers, or persons nominated or chosen by the Company to become directors or officers, nor was anyone involved in any legal proceeding requiring disclosure.

Board Meetings and Committees

The Board of Directors held five meetings during the 2001 Fiscal Year. No Director attended (whether in person, telephonically, or by written consent) less than 75% of all meetings held during the period of time he or she served as Director during the 2001 Fiscal Year.

The Company has an Executive Committee that meets in lieu of the Board upon the request of the Chairman of the Committee. Mr. Winfield is Chairman of the Executive Committee. The Committee held four meetings during the 2001 Fiscal Year.

The Company's Administrative and Compensation Committee, reviews executive salaries and any stock based compensation plans. Mr. Nance is Chairman of the Administrative and Compensation Committee. This committee held two meetings during the 2001 Fiscal Year. The Committee also oversees the Company's two Stock Option Committees.

The Company has a Real Estate Investment Committee, which is chaired by Mr. Nance. This committee held eight meetings during the 2001 Fiscal Year. The Real Estate Investment Committee reviews and considers potential acquisitions and dispositions of property.

The Company's Nominating Committee selects nominees for election or re-election of directors and officers. The Committee is chaired by Mr. Love. The Committee held one meeting during the 2001 Fiscal Year.

The Company's Securities Investment Committee oversees and establishes certain investment procedures and reports to the Board of Directors. The Committee's Chairman is Mr. Winfield. This committee held three meetings during the 2001 Fiscal Year.

The Company's Special Strategic Options Committee is chaired by Mr. Winfield. This committee held no formal meetings during the 2001 Fiscal Year, but its members consult with each other frequently on an informal basis. The Special Strategic Options Committee reviews and considers the Company's strategic options and provides guidance to accomplish its goals considering both current and prospective investment opportunities.

The Company is a Small Business Filer under SEC rules. The Company's Audit Committee is comprised of Messrs. Nance (Chairperson) and Love, each of who are independent directors (as independence is defined in Rule 4200(a)(15) of the National Association of Securities Dealers' ("NASD") listing standards, as applicable and as may be modified or supplemented. Each of these directors also meets the financial management expertise test. The primary function of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities by reviewing: the financial reports provided by the Company to any governmental body or the public; the Company's system of internal controls regarding finance, accounting, legal compliance and ethics that management and the Board have established; and the Company's auditing, accounting and financial processes generally. The Audit Committee held five meetings during the 2001 Fiscal Year. On June 8, 2000, the Company's Board of Directors adopted a written charter for the Audit Committee. A copy of that written charter is attached as Appendix A to this proxy statement.


                           AUDIT COMMITTEE REPORT

The Audit Committee's responsibilities are described in a written charter adopted by the Board of Directors, which is attached as Appendix A to this Proxy Statement. The Audit Committee primary duties and responsibilities are to: serve as an independent and objective party to monitor the Company's financial reporting process and internal control system; recommend to the Board of Directors the appointment of the Company's independent accountants; review and appraise the audit efforts of the Company's independent accountants; and provide an open avenue of communications among the independent accountants, financial and senior management, and the Board of Directors. During fiscal year ended June 30, 2001, the Company retained its independent accountants, PricewaterhouseCoopers LLP, to provide services in the following categories and amounts:

                  Audit Fees:                          $ 86,665
                  Financial Information Systems
                    Design and Implementation Fees:    $      -
                  All Other Fees:                      $  5,300

The category "All Other Fees" substantially relates to services traditionally provided by auditors, such as, but not limited to due diligence, governmental compliance review and other services. The Audit Committee has determined that the provision of the above services by the Company's independent accountants is compatible with maintaining the independence of PricewaterhouseCoopers LLP.

The Audit Committee reviewed and discussed the audited financial statements with management and PricewaterhouseCoopers LLP and management represented to the Audit Committee that the consolidated financial statements were prepared in accordance with generally accepted accounting principals. The discussions with PricewaterhouseCoopers LLP also included the matters required by Statement on Auditing Standards No. 61 (Communication with Audit Committees), as may be modified or supplemented. The Audit Committee has also received the written disclosures and the letter from PricewaterhouseCoopers LLP regarding its independence as required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), which was discussed with PricewaterhouseCoopers LLP.

Based on the Audit Committee's review of the audited financial statements, and the review and discussions with management and PricewaterhouseCoopers LLP referred to above, the Audit Committee recommended to the Company's Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-KSB for the fiscal year ended June 30, 2001 for filing with the Securities and Exchange Commission.

                           THE AUDIT COMMITTEE:
                       WILLIAM J. NANCE, CHAIRPERSON
                               JOHN C. LOVE

                              EXECUTIVE COMPENSATION

Executive Officers Compensation

The following table provides certain summary information concerning compensation awarded to, earned by, or paid to the named Executive Officers of the Company who earned more than $100,000 (salary and bonus) for all services rendered to the Company and its subsidiaries for fiscal years 2001, 2000 and 1999. There are currently no employment contracts with the Executive Officers.


                           SUMMARY COMPENSATION TABLE
                                                                        Long-Term
                                    Annual Compensation                Compensation
                                    -------------------                ------------
                                                                         Awards
                                                                         ------
                                                                       Securities
Name and Principal                                     Other Annual    Underlying
Position                  Year     Salary      Bonus   Compensation    Options/SARs
-------------------      ------   -------      ------  -------------   ------------
John V. Winfield
Chairman; President       2001   $522,000(1)      -      $69,322(2)            -
and Chief Executive       2000   $522,000(1)      -      $61,700(2)            -
Officer                   1999   $457,572(1)      -      $55,693(2)      150,000(3)

Gregory C. McPherson      2001   $140,383(4)  $ 20,000          -
Executive Vice President; 2000   $158,006(4)  $ 25,000          -
and Assistant Treasurer   1999   $170,331(4)  $ 10,000          -

Michael G. Zybala         2001   $131,028(5)  $ 15,000          -
Vice President Operations 2000   $127,465(5)  $ 20,000          -
and Assistant Secretary   1999   $118,850(5)  $ 10,000

David C. Gonzalez         2001   $141,608     $ 75,000          -         10,000(7)
Director of Real Estate   2000   $120,000     $100,000   $32,071(6)
                          1999   $120,000     $ 55,000
---------------------

(1) Mr. Winfield also serves as President and Chairman of the Board of the Company's subsidiary, Santa Fe, and Santa Fe's subsidiary, Portsmouth. Mr. Winfield received salary and directors fees of $252,000, $252,000 and $200,282 from those entities during fiscal years 2001, 2000 and 1999, respectively, which amounts are included in this item.

(2) Amounts include an auto allowance and compensation for a portion of the salary of an assistant. The auto allowance was $34,322, $29,700 and $29,193 during fiscal years 2001, 2000 and 1999, respectively. The amount of compensation related to the assistant was approximately $35,000, $32,000 and $26,500 during fiscal years 2001, 2000 and 1999, respectively. During fiscal 2001, 2000 and 1999, the Company also paid annual premiums in the amount of $42,577 for a split dollar whole life insurance policy owned by, and the beneficiary of which is, a trust for the benefit of Mr. Winfield's family. The Company has a secured right to receive, from any proceeds of the policy, reimbursement of all premiums paid prior to any payment to the beneficiary. During fiscal years 2001, 2000 and 1999 Santa Fe and Portsmouth also paid annual premiums on split dollar policies in the total amount of $42,500.

(3) On December 22, 1998 Mr. Winfield was granted options to purchase up to 150,000 shares of the Common Stock of the Company at an exercise price of $11.875 per share, which was the closing price of the Common Stock on the date of grant. The term of the options is for the period beginning December 22, 1998 and ending on December 21, 2008. All options are currently vested.

(4) Mr. McPherson is a consultant of Portsmouth and received annual consulting fees of $88,200 during the fiscal years 2001, 2000 and 1999, which are included in this item.

(5) Mr. Zybala became Vice President Operations in January 1999. His salary and bonuses are allocated 30% to the Company and 70% to Santa Fe and Portsmouth.

(6) Amounts shown relate to forgiveness of unpaid balance on promissory note due to the Company.

(7) On January 31, 2001, Mr. Gonzalez was granted options to purchase up to 10,000 shares of the Common Stock of the Company at an exercise price of $19.75 per share, which was the closing price of the Common Stock on the date of grant. The term of the options is for the period beginning January 31, 2001 and ending on January 30, 2011. No options may be exercised prior to January 31, 2003 and vest at a rate of 1,000 shares per year between January 31, 2003 and January 31, 2006, and at a rate of 1,500 shares per year between January 31, 2007 and January 31, 2010.


                  OPTIONS/SAR GRANTS IN LAST FISCAL YEAR

The following table contains information concerning individual grants of stock options or Stock Appreciation Rights ("SARs") made during the last completed fiscal year to each of the named executive officers.


                 Number of Secu-     Percent of Total
                  rities Underlying    Options/SARs
                    Options/SARs        Granted To       Exercise of
                      Granted           Employees In      Base Price    Expiration
       Name             (#)             Fiscal Year        ($/Sh)         Date
       ----       -----------------    ---------------   -----------    ----------
David C. Gonzalez      10,000(1)            100%           $19.75        1/30/2011
-----------------

(1) On January 31, 2001, Mr. Gonzalez was granted options to purchase up to 10,000 shares of the Common Stock of the Company at an exercise price of $19.75 per share, which was the closing price of the Common Stock on the date of grant. The term of the options is for the period beginning January 31, 2001 and ending on January 30, 2011. No options may be exercised prior to January 31, 2003 and vest at a rate of 1,000 shares per year between January 31, 2003 and January 31, 2006, and at a rate of 1,500 shares per year between January 31, 2007 and January 31, 2010.


             AGGREGATE OPTIONS/SAR EXERCISES IN THE LAST FISCAL YEAR
                  AND FISCAL YEAR END OPTION/SAR VALUES

The following table contains information concerning each exercise of stock options (or tandem SARs) and freestanding SARs during the last completed fiscal year by each of the named executive officers and the fiscal year-end value of unexercised options and SARs.

                                              Number of Securities
              Shares                         Underlying Unexercised      Value of Unexercised
           Acquired on        Value            Options/SARs as of        In-the-Money Options/
Name       Exercise (#)     Realized ($)         June 30, 2001            at June 30, 2001
----       ------------     -----------      -----------------------      --------------------
                                           Exercisable/Unexercisable   Exercisable/Unexercisable
                                           -------------------------   -------------------------
John V.
Winfield             -      $     -            150,000/0                   $1,186,500/0(1)

David C.
Gonzalez             -      $     -                  0/10,000              $        0/0(1)
--------------

(1) Based on the closing price of the Company's Common Stock on June 30, 2001 of $19.05 per share.

1998 Stock Option Plan for Non-Employee Directors

On December 8, 1998, the Board of Directors of the Company adopted, subject to stockholder approval and ratification, a 1998 Stock Option Plan for Non-employee Directors (the "Plan"). The stockholders ratified that plan on January 27, 1999.

The stock to be offered under the Plan shall be shares of the Company's Common Stock, par value $.01 per share, which may be unissued shares or treasury shares. Subject to certain adjustments upon changes in capitalization, the aggregate number of shares to be delivered upon exercise of all options granted under the Plan shall not exceed 100,000 shares. The Plan shall terminate on the earliest to occur of (i) the dates when all of the Common Stock available under the Plan shall have been acquired through the exercise of options granted under the Plan; (ii) 10 years after the date of adoption of the Plan by the Board; or (iii) such other date that the Board may determine.

Pursuant the Plan, each non-employee director as of the adoption date of the Plan shall be granted on the date thereof: (i) if he or she became a non-employee director prior to January 1, 1998, an option to purchase 8,000 shares of Common Stock; and (ii) if he or she became a non-employee director on or after January 1, 1998, an option to purchase 4,000 shares of Common Stock. Each new non-employee director who is elected to the Board shall automatically be granted an option to purchase 4,000 shares of Common Stock upon the initial date of election to the Board. On each July 1 following the adoption date, each non-employee director shall be granted an option to purchase 2,000 shares of Common Stock provided he or she holds such position on that date and the number of Common Shares available for grant under the Plan is sufficient to permit such automatic grant.

The exercise price of the option shall be determined at the time of grant and shall not be less than 100% of the fair market value of the Common Stock at the time of the grant of the option. The term of the option shall be for ten years. Options granted to any non-employee director will not vest 100% until such person has been a member of the Board for four (4) years or more. Non-employee directors who have been a member of Board less than four (4) years, shall be vested with respect to 20% of the options on the date of grant and 20% on each anniversary of such person having become a member of the Board, provided that the optionee is on each such date serving as a member of the Board or as an employee or consultant to the Company.

Pursuant to the plan, the following non-employee directors of the Company were granted options during fiscal 2001 to purchase shares of Common Stock:
Josef A. Grunwald (2,000 shares); William J. Nance (2,000 shares); Mildred Bond Roxborough (2,000 shares); Gary N. Jacobs (2,000 shares); and John C. Love (2,000 shares). The exercise price for the options is $18.00 per share, which was the closing price of the Company's Common Stock on the Nasdaq National Market System as of the date of grant on July 1, 2000.


1998 Stock Option Plan for Selected Key Officers, Employees and Consultants

On December 8, 1998, the Board of Directors of the Company adopted, subject to shareholder approval and ratification, a 1998 Stock Option Plan for selected key officers, employees and consultants (the "Key Employee Plan"). The Key Employee Plan was ratified by the stockholders on January 27, 1999.

The stock to be offered under the Key Employee Plan shall be shares of the Company's Common Stock, par value $.01 per share, which may be unissued shares or treasury shares. Subject to certain adjustments upon changes in capitalization, the aggregate number of shares to be delivered upon exercise of all options granted under the Key Employee Plan shall not exceed 200,000 shares. The Key Employee Plan shall terminate on the earliest to occur of
(i) the dates when all of the Common Stock available under the Key Employee Plan shall have been acquired through the exercise of options granted under the Key Employee Plan; (ii) 10 years after the date of adoption of the Key Employee Plan by the Board; or (iii) such other date that the Board may determine.

The Key Employee Plan is administered by a Committee appointed by the Board of Directors which consists of two or more disinterested persons within the meaning of Rule 16b-3 promulgated pursuant to the Securities Exchange Act of 1934 (the "Exchange Act"). Persons eligible to receive options under the Key Employee Plan shall be employees who are selected by the Committee. In determining the Employees to whom options shall be granted and the number of shares to be covered by each option, the Committee shall take into account the duties of the respective employee, their present and potential contribution to the success of the Company, their anticipated number of years of active service remaining and other factors as it deems relevant in connection with accomplishing the purposes of the Key Employee Plan. An employee who has been granted an option may be granted an additional option or options as the Committee shall so determine.

The exercise price of the option shall be determined at the time of grant and shall not be less than 100% of the fair market value of the Common Stock at the time of the grant of the option. The term of the option shall not exceed 10 years from the date on which the option is granted. The vesting schedule for the options and the method or time that when the option may be exercised in whole or in part shall be determined by the Committee. However, in no event shall an option be exercisable within six months of the date of grant in the case of an optionee subject to Section 16(b) of the Exchange Act. Subject to certain exceptions, the option shall terminate six months after the optionee's employment with the Company terminates. As discussed above, options to purchase 10,000 shares were granted to the Company's Vice President Real Estate during fiscal 2001 pursuant to the Key Employee Plan.


Employee Stock Ownership Plan and Trust ("ESOP")

In April 1986, the Company established an Employee Stock Ownership Plan and Trust ("ESOP" or the "Plan"), effective July 1985, which enabled eligible employees to receive an ownership interest in Common Stock of the Company. The Company did not make any ESOP contributions during fiscal year 1999, made $816 in ESOP contributions during fiscal year 1998 and no contributions in fiscal year 1997. The Company made distributions of 1,680 shares (adjusted for splits) to terminated employees during fiscal year 1998 and made no distributions during fiscal years 1999 and 1997. Effective November 15, 1998, the Plan was terminated and the interest of each participant was fully vested and nonforfeitable. After receiving a favorable determination letter from the Internal Revenue Service, all Plan benefits were distributed on November 27, 2001.


Compensation of Directors

The Company's arrangements for compensation of Directors is as follows: the Chairman of the Board of Directors is eligible to receive $9,000 per annum; each Director is eligible to receive a fee of $6,000 per annum and a fee of $500 for each Board or committee meeting attended; and each Director who is a chairman of a committee of the Board of Directors is eligible to receive $600 for each committee meeting which he or she chairs. The Directors who are also Executive Officers do not receive any fee for attending either meetings of the Board or of any Board committee. As an Executive Officer, the Company's Chairman has also elected to forego his annual board fee. The Directors are also eligible for grants of options to purchase shares of the Company's Common Stock pursuant to the 1998 Stock Option Plan for Non-Employee Directors.

Except for the foregoing, there are no other arrangements for compensation of Directors and there are no employment contracts between the Company and its Directors.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of December 19, 2001, certain information with respect to the beneficial ownership of Common Stock owned by (i) those persons or groups known by the Company to own more than five percent of the outstanding shares of Common Stock, (ii) each Director and Executive Officer, and (iii) all Directors and Executive Officers as a group.

Name and Address of           Amount and Nature
Beneficial Owner (1)         of Beneficial Owner(2)     Percentage(3)
--------------------        ----------------------     -------------

John V. Winfield               1,075,938(4)                 52.8%

Josef A. Grunwald                 87,045(3)                  4.6%

William J. Nance                  52,250(3)                  2.7%

Mildred Bond Roxborough           16,350(3)                    *

Gary N. Jacobs                    12,250(2)(5)                 *

John C. Love                      10,000(2)                    *

Gregory C. McPherson               8,993                       *

Michael G. Zybala                      0                       *

David C. Gonzalez                 10,000(6)                    *

All Directors and
Executive Officers as a
Group (9 persons)              1,272,826                    60.7%
------------------
*  Ownership does not exceed 1%.

(1)  Unless otherwise indicated, the address for the persons listed is
(2) Unless otherwise indicated and subject to applicable community property laws, each person has sole voting and investment power with respect to the shares beneficially owned.

(3) Percentages are calculated on the basis of 1,886,232 shares of Common Stock outstanding at December 19, 2001, plus any securities that person has the right to acquire within 60 days pursuant to options, warrants, conversion privileges or other rights. The following options are included in directors shares: Josef A. Grunwald - 14,000; William J. Nance - 14,000; Mildred Bond Roxborough - 14,000; Gary N. Jacobs - 10,000; John C. Love - 10,000.

(4) Includes 150,000 shares of which Mr. Winfield has the right to acquire pursuant to options.

(5) Other than his options, all shares of Mr. Jacobs are held by the Gary and Robin Jacobs Family Trust.

(6) Does not include options granted to Mr. Gonzalez, which do not start to vest until January 2003

      COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT

Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers and directors, and each beneficial owner of more than ten percent of the Common Stock of the Company, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Executive officers, directors and greater than ten-percent shareholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file. Based upon a review of the copies of such reports received by it, or written representations from certain reporting persons that no Form 5's were required for those persons, the Company believes that during fiscal 2001 all filing requirements applicable to its officers, directors, and greater than ten-percent beneficial owners were complied with.


CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

On December 4, 1998, the Administrative and Compensation Committee authorized the Company to obtain whole life and split dollar insurance policies covering the Company's President and Chief Executive Officer, Mr. Winfield. During fiscal 2001 and 2000, the Company paid annual premiums in the amount of $42,577 for the split dollar whole life insurance policy owned by, and the beneficiary of which is, a trust for the benefit of Mr. Winfield's family. The Company has a secured right to receive, from any proceeds of the policy, reimbursement of all premiums paid prior to any payments to the beneficiary.

On June 30, 1998, the Company's Chairman and President entered into a voting trust agreement with the Company giving the Company the power to vote on his 4.2% interest in the outstanding shares of the Santa Fe common stock.

In May 1996, the Company's Chairman and President exercised options to purchase 187,500 shares of Common Stock at a price of $7.67 per share through a full recourse note due to the Company on demand with an original due date of May 16, 2001. On May 2, 2001, the Company extended the due date to May 16, 2003. The note bears interest floating at the lower of 10% or the prime rate (7.0% at June 30, 2001) with interest payable quarterly. The balance of the note receivable of $1,438,000 is reflected as a reduction of shareholders' equity at June 30, 2001. During the fiscal years ended June 30, 2001 and 2000, the President of the Company made interest payments of approximately $127,000 and $131,000 respectively in connection with the note relating to his 1996 exercise of stock options.

As Chairman of the Securities Investment Committee, the Company's President and Chief Executive officer, John V. Winfield, oversees the investment activity of the Company in public and private markets pursuant to authority granted by the Board of Directors. Mr. Winfield also serves as Chief Executive Officer and Chairman of Santa Fe and Portsmouth and oversees the investment activity of those companies. Depending on certain market conditions and various risk factors, the Chief Executive Officer, his family, Santa Fe and Portsmouth may, at times, invest in the same companies in which the Company invests. The Company encourages such investments because it places personal resources of the Chief Executive Officer and his family members, and the resources of Santa Fe and Portsmouth, at risk in connection with investment decisions made on behalf of the Company. Under the direction of the Securities Investment Committee, the Company has instituted certain modifications to its procedures to reduce the potential for conflicts of interest. In addition, on June 28, 2001, the Company and its subsidiaries Santa Fe and Portsmouth entered into an agreement with an investment advisory company, which assumed responsibility for the performance of the investment portfolios of the Company and its subsidiaries Santa Fe and Portsmouth as of March 5, 2001. That agreement was terminated on November 7, 2001.

Gary N. Jacobs, a Director of the Company, is Of Counsel to the law firm of Christensen, Miller, Fink, Jacobs, Glaser, Weil & Shapiro, LLP. Through May 31, 2000 he was a senior partner of said firm, which provided legal services
to the Company during the years ended June 30, 2001 and 2000.   During the
years ended June 30, 2001 and 2000, the Company made payments of approximately $165,000 and $216,000, respectively to Christensen, Miller, Fink, Jacobs, Glaser, Weil & Shapiro, LLP.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF GARY N. JACOBS AND WILLIAM J. NANCE AS CLASS B DIRECTORS OF THE COMPANY.

                             PROPOSAL II

          Ratification of Appointment of Independent Accountants

The Board of Directors has selected the firm of PricewaterhouseCoopers LLP, certified public accountants, to continue as the Company's independent accountants for the fiscal year ending June 30, 2002 and recommends to the shareholders that they vote for the ratification of this selection. Ratification requires the affirmative vote of a majority of the shares represented and voted at the Annual Meeting. The Board expects that representatives of PricewaterhouseCoopers LLP will be present at the Annual Meeting to respond to appropriate questions from Shareholders, and the Board will provide these representatives with an opportunity to make a statement if they desire to do so.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS THE INDEPENSENT ACCOUNTANTS FOR THE COMPANY.



                            OTHER BUSINESS

As of the date of this statement, management knows of no business to be presented at the meeting that is not referred to in the accompanying notice, other that the approval of the minutes of the last shareholders' meeting, which action will not amount to ratification of the actions taken at that meeting. As to other business that may properly come before the meeting, it is intended that the proxies properly executed and returned will be voted in respect thereof at the discretion of the person voting the proxies in accordance with the best judgment of that person.


                         SHAREHOLDER PROPOSALS

It is presently anticipated that the 2002 Annual Meeting of Shareholders will be held on or around January 29, 2003. Any shareholder proposals intended to be considered for inclusion in the proxy statement for presentation at the 2002 Annual Meeting must be received by the Company no later than August 30, 2002. The proposal must be in accordance with the provisions of Rule 4a-8 promulgated by the Securities and Exchange Commission under the Securities Act of 1934. It is suggested that the proposal be submitted by certified mail - return receipt requested,


                     FORM 10-KSB and ANNUAL REPORT

The Annual Report to Shareholders for the 2001 fiscal year accompanies this proxy statement, but is not deemed a part of the proxy solicitation material. A copy of the Company's Form 10-KSB for the fiscal year ended June 30, 2001, as required to be filed with the Securities and Exchange Commission, excluding exhibits, will be mailed to shareholders without charge upon written request to: John V. Winfield, President, The InterGroup Corporation, 820 Moraga Drive, Los Angeles, CA 90049. Such request must set forth a good-faith representation that the requesting party was either a holder of record or beneficial owner of the common stock of the Company on December 19, 2001. The Company's Form 10-KSB and other public filings are also available through the Securities and Exchange Commission's world wide web site (http://www.sec.gov.).

                                       By Order of the Board of Directors

                                       THE INTERGROUP CORPORATION

                                       Gary N. Jacobs
                                       Secretary

Dated:  Los Angeles California
        December 21, 2001
                                    12

                                    APPENDIX-A
                                    ----------
                       AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
                                        OF
                           THE INTERGROUP CORPORATION
                                     CHARTER
                               --------------------
                              (Adopted June 8, 2000)

I.     PURPOSE

The primary function of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities by reviewing: the financial reports and other financial information provided by the Corporation to any governmental body or the public; the Corporation's systems of internal controls regarding finance, accounting, legal compliance and ethics that management and the Board have established; and the Corporation's auditing, accounting and financial reporting processes generally. Consistent with this function, the Audit Committee should encourage continuous improvement of, and should foster adherence to, the corporation's policies, procedures and practices at all levels. The Audit Committee's primary duties and responsibilities are to:

        * Serve as an independent and objective party to monitor the Corporation's financial reporting process and internal control system.

        * Review and appraise the audit efforts of the Corporation's independent accountants and internal accounting department.

        * Provide an open avenue of communication among the independent accountants, financial and senior management, and the Board of Directors.

The Audit Committee will primarily fulfill these responsibilities by carrying out the activities enumerated in Section IV. of this Charter.


II.    COMPOSITION

The Audit Committee shall be comprised of two or more directors as determined by the Board, the majority of which shall be independent directors, and free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Committee. A director will not be considered "independent" if, among other things, he or she has:

* been employed by the corporation or its affiliates in the current or past three years;

* accepted any compensation from the corporation or its affiliates in excess of $60,000 during the previous fiscal year (except for board service, retirement plan benefits, or non-discretionary compensation;

* an immediate family member who is, or has been in the last three years, employed by the corporation or its affiliates as an executive officer;

* been a partner, controlling shareholder or an executive officer of any for-profit business to which the corporation made, or from which it received, payments (other than those which arise solely from investments in the corporation's securities) that exceed five percent of the organization's consolidated gross revenues for that year, or $200,000, whichever is more, in any of the past three years; or

* been employed as an executive of another entity where any of the company's executives serve on that entity's compensation committee.

All members of the Committee shall have a working familiarity with basic finance and accounting practices, and at least one member of the Committee shall have accounting or related financial management expertise. Committee members may enhance their familiarity with finance and accounting by participating in educational programs conducted by the Corporation or an outside consultant.

The members of the Committee shall be elected by the Board at the annual meeting of the Board of Directors or until their successors shall be duly elected and qualified. Unless a Chair is elected by the full Board, the members of the Committee may designate a Chair by majority vote of the full Committee membership.


III. 	MEETINGS

The Committee shall meet at least four times annually, or more frequently as circumstances dictate. As part of its job to foster open communication, the Committee should meet at least annually with management, the director of the internal auditing department and the independent accountants in separate executive sessions to discuss any matters that the Committee or each of these groups believe should be discussed privately. In addition, the Committee or at least its Chair should meet with the independent accountants and management quarterly to review the Corporations financials consistent with
IV.4. below).


IV. RESPONSIBILITIES AND DUTIES

To fulfill its responsibilities and duties the Audit Committee shall:

Documents/Reports Review
------------------------

1. Review and update this Charter periodically, at least annually, as conditions dictate.

2. Review the organization's annual financial statements and any reports or other financial information submitted to any governmental body, or the public, including any certification, report, opinion, or review rendered by the independent accountants.

3. Review the regular internal reports to management prepared by the internal accounting department and management's response.

4. Review with financial management and the independent accountants the 10-QSB prior to its filing or prior to the release of earnings. The Chair of the Committee may represent the entire Committee for purposes of this review.

Independent Accountants
-----------------------

5. Recommend to the Board of Directors the selection of the independent accountants, considering independence and effectiveness and approve the fees and other compensation to be paid to the independent accountants. On an annual basis, the Committee should review and discuss with the accountants all significant relationships the accountants have with the Corporation to determine the accountants' independence.

6. Review the performance of the independent accountants and approve any proposed discharge of the independent accountants when circumstances warrant.

7. Periodically consult with the independent accountants out of the presence of management about internal controls and the fullness and accuracy of the organization's financial statements.

Financial Reporting Processes
-----------------------------

8. In consultation with the independent accountants and the internal accountants, review the integrity of the organization's financial reporting processes, both internal and external.

9. Consider the independent accountants' judgments about the quality and appropriateness of the Corporation's accounting principles as applied in its financial reporting.

10. Consider and approve, if appropriate, major changes to the Corporation's auditing and accounting principles and practices as suggested by the independent accountants, management, or the internal accounting department.


Process Improvement
-------------------

11. Establish regular and separate systems of reporting to the Audit Committee by each of management, the independent accountants and the internal accountants regarding any significant judgments made in management's preparation of the financial statements and the view of each as to appropriateness of such judgments.


12. Following completion of the annual audit, review separately with management, the independent accountants and the internal accounting department any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information.

13. Review any significant disagreement among management and the independent accountants or the internal accounting department in connection with the preparation of the financial statements.

14. Review with the independent accountants, the internal accounting department and management the extent to which changes or improvements in financial or accounting practices, as approved by the Audit Committee, have been implemented. (This review should be conducted at an appropriate of time subsequent to implementation of changes or improvements, as decided by the Committee.)

Ethical and Legal Compliance
----------------------------

15. Review management's monitoring of the corporation's compliance requirements and ensure that management has the proper review system in place to ensure that corporation's financial statements, reports and other financial information disseminated to governmental organizations, and the public satisfy legal requirements.

16. Review activities, organizational structure, and qualifications of the internal audit department.

17. Review, with the organization's counsel, legal compliance matters any legal matter that could have a significant impact on the organization's financial statements.

18. Perform any other activities consistent with this Charter, the Corporation's By-laws and governing law, as the Committee or the Board deems necessary or appropriate.

                                FORM OF PROXY

          This Proxy is Solicited on Behalf of the Board of Directors of
                          THE INTERGROUP CORPORATION

The undersigned hereby (a) acknowledges receipt of the Notice of Annual Meeting of Shareholders of The InterGroup Corporation to be held on January 30, 2002 at 2:30 P.M. at the Luxe Summit Hotel Bel-Air, 11461 Sunset Boulevard, Los Angeles, California 90049 and the Proxy Statement in connection therewith each dated December 21, 2001; (b) appoints John V. Winfield and Gary N. Jacobs, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this Form of Proxy, all of the shares of Common Stock of The InterGroup Corporation held of record by the undersigned on December 19, 2001 at the Annual Meeting of Shareholders to be held on January 30, 2002 or at any adjournment thereof.



                         (To be Signed on Reverse Side)

                       Please date, sign and mail your
                    Proxy card back as soon as possible!

                        Annual Meeting of Shareholders
                          THE INTERGROUP CORPORATION

                               January 30, 2002

                 Please Detach and Mail in the Envelope Provided
----------------------------------------------------------------------------

[X] Please mark your
    votes as in this
    example.

                                WITHHOLD AUTHORITY
              FOR NOMINEE       TO VOTE FOR NOMINEES
             LISTED AT RIGHT      LISTED AT RIGHT

                                                      Nominees:
1. Election
   of Class B     [ ]                [ ]              Gary N. Jacobs
   Directors                                          William J. Nance

To withhold authority to vote for any individual nominee, strike a line through that nominee's name in line at right.

                                                  FOR       AGAINST   ABSTAIN
2.  PROPOSAL TO APPROVE THE RETENTION
    OF PRICEWATERHOUSECOOPERS LLP AS
    AS THE INDEPENDENT PUBLIC ACCOUNTANTS         [ ]         [ ]       [ ]
    OF THE INTERGROUP CORPORATION.


3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.


This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this Proxy will be voted FOR Proposals 1, 2 and 3.

Please date, sign, and return this proxy in the enclosed envelope.



SIGNATURE_________________  DATE ______    ______________________  DATE _____
                                         Signature if held jointly

NOTE: When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.